Financial Instruments - Fair Value of Assets and Liabilities Measured On Recurring Basis (Table) (Details) (USD $) In Thousands, unless otherwise specified	Jun. 30, 2013	Dec. 31, 2012	Mar. 31, 2011
Interest rate swaps	$ (15,579)	$ (22,499)
Marketable Securities	1,609	1,664	2,500
Bunker swaps	835	105
Significant Other Observable Inputs Assets/ (Liabilities) (Level 2)
Interest rate swaps	(14,452)	(22,499)
Marketable Securities	1,609	1,664
Bunker swaps	(292)	105
Total	$ (13,135)	$ (20,730)